Filed Pursuant to Rule 497(e) and (k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund
(the “Fund”)

Supplement dated September 26, 2023, to the Fund’s Summary Prospectus,

Prospectus and Statement of Additional Information, each dated May 1, 2023

Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Effective May 1, 2024, Bernhard Krieg, CFA, will be leaving the Adviser and will no longer serve as a Co-Portfolio Manager of the Fund. Additionally, Michael Shoemacher will leave the Adviser during the 4th quarter of 2023 and will no longer serve as a Co-Portfolio Manager of the Fund. The Fund will continue to be managed by Co-Portfolio Managers Brandon Benjamin, Julian Perlmutter, CFA, and Richard Sweigard. Prior to their departures, Messrs. Krieg and Shoemacher will continue to work with Messrs. Benjamin, Perlmutter and Sweigard as Co-Portfolio Managers of the Fund.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus, Prospectus or Statement of Additional Information.

Please retain this Supplement for reference.